SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT



Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 5, 2003




CPI CORP.
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(exact name of registrant as specified in its charter)




Delaware                  0-11227          43-1256674
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(State or other jurisdiction  (Commission file     (IRS Employer
 of incorporation)               Number)         Identification No.)




1706 Washington Avenue, St. Louis, Missouri         63103-1790
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(Address of principal executive offices)            (Zip code)



Registrants' telephone number, including area code (314) 231-1575
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 (Former name or former address, if changes since last report.)





ITEM 5.   OTHER EVENTS

A. On May 5, CPI Corp. issued the following press release announcing that it had extended the deadline for filing its Annual Report on Form 10-K for its fiscal year ended
     February 1, 2003.

     CPI CORP.
     NEWS FOR IMMEDIATE RELEASE   FOR  RELEASE MAY 5, 2003

     FOR FURTHER INFORMATION CONTACT:

      NAME: Jane Nelson                FROM: CPI Corp.
      ADDRESS: 1706 Washington Avenue  CITY: St. Louis
      STATE, ZIP: Missouri  63103      TELEPHONE: (314)231-1575

     ----------------------------------------------------------

     FOR FURTHER INFORMATION AT FRB/WEBERSHANDWICK
      Mark Muehlfelt, Chicago 312/640-6767


     CPI CORP. EXTENDS FILING DEADLINE FOR ITS 2002 ANNUAL REPORT
     ON FORM 10-K


     ST. LOUIS, MO, MAY 5, 2003 - CPI CORP. (NYSE-CPY) announced today that it had extended the deadline for filing its Annual Report on Form 10-K for its fiscal year ended February 1, 2003 (fiscal 2002) with the Securities and Exchange Commission ("SEC") in accordance with applicable SEC regulations.
     The extension is necessary to allow the Company additional time to review and evaluate the most recent reply by the SEC Staff, received late in the afternoon of Friday, May 2, 2003. As previously disclosed and as more fully discussed in the Company's press release dated April 4, 2003, the correspondence from the SEC Staff relates to ongoing written correspondence between the Company and the SEC Staff relating to the SEC Staff's routine review of the Company's Annual Report on Form 10-K for the year ended February 2, 2002 (fiscal 2001) and the Company's Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal 2002.

     In an earlier round of correspondence, the SEC Staff disagreed with the Company's historic revenue recognition policy relating to portrait sales and asked the Company to amend its 2001 Form 10-K and 2002 Form 10-Q's for each of the first three quarters to reflect portrait sales upon delivery of portraits to the customer. The focus of the SEC Staff's remaining comments continue to relate to the appropriate timing of the Company's revenue recognition related to portrait sales and fees received in conjunction with the Company's loyalty program, Smile Savers. Historically, the Company has recognized revenue from a portrait sale at the time the customer approves photographic proofs and makes a firm commitment through a portrait order, which generally occurs approximately three weeks prior to delivery of the portraits.

     The Company hopes to resolve all remaining issues with the SEC Staff during the week of May 5, 2003. Its 2002 Annual
     Report on Form 10-K will be filed as soon as practicable after the Staff's remaining comments are addressed.

     CPI Corp. is a consumer services company offering photography services through Sears Portrait Studios in the United States, Puerto Rico and Canada.

     The statements contained in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Act of 1995 and involve risks and uncertainties. Management wishes to caution the reader that these forward-looking statements, which are identified by such words as "intends", "expects", "anticipates" or words of similar import, are only predictions or expectations; actual events or results may differ materially as a result of risks facing the Company. Such risks include, but are not limited to: customer demand for the Company's products and services, the overall level of economic activity in the Company's major markets, competitors' actions, manufacturing interruptions, dependence on certain suppliers, changes in the Company's relationship with Sears, Roebuck and Company ("Sears") and the condition and strategic planning of Sears, fluctuations in operating results, the condition of Prints Plus, the attraction and retention of qualified personnel and other risks as may be described in the Company's filings with the Securities and Exchange Commission.





















SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                  CPI CORP.
                                  ---------------------------
                                  (Registrant)




                              By: /s/ Gary W. Douglass
                                  ---------------------------
                                  Gary W. Douglass
                                  Authorized Officer and
                                  Principal Financial Officer



Dated: May 5, 2003